UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 19, 2025

Central Index Key Number of the issuing entity: 0002096187

BANK5 2025-5YR18

(Exact name of Issuing Entity)

Central Index Key Number of the depositor: 0000850779

Wells Fargo Commercial Mortgage Securities, Inc.

(Exact Name of Registrant as Specified in its Charter)

Central Index Key Number of the sponsor: 0000740906

Wells Fargo Bank, National Association

Central Index Key Number of the sponsor: 0000835271

JPMorgan Chase Bank, National Association

Central Index Key Number of the sponsor: 0001541557

Morgan Stanley Mortgage Capital Holdings LLC
Central Index Key Number of the sponsor: 0001102113

Bank of America, National Association
(Exact Names of the Sponsors as Specified in their Charters)

North Carolina	333-282099-08	56-1643598
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 South College Street, Charlotte, North Carolina	28202
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code (704) 374-6161

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events.

On November 19, 2025, Wells Fargo Commercial Mortgage Securities, Inc. (the “Registrant”) entered into an underwriting agreement, dated as of November 19, 2025 and attached as Exhibit 1.1 hereto (the “Underwriting Agreement”), with Wells Fargo Securities, LLC (“WFS”), J.P. Morgan Securities LLC (“JPMS”), Morgan Stanley & Co. LLC (“MS&Co.”), BofA Securities, Inc. (“BofA Securities”), Academy Securities, Inc. (“Academy”), Drexel Hamilton, LLC (“Drexel”), Siebert Williams Shank & Co., LLC (“Siebert Williams” and, together with WFS, JPMS, MS&Co., BofA Securities, Academy and Drexel, in such capacity, the “Underwriters”) and Wells Fargo Bank, National Association (“WFB”), with respect to the sale of the Publicly Offered Certificates (as defined below), that is scheduled to occur on or about December 9, 2025 (the “Closing Date”).

On November 19, 2025, the Registrant also entered into a certificate purchase agreement, dated as of November 19, 2025, with WFS, JPMS, MS&Co., BofA Securities, Academy, Drexel and Siebert Williams (collectively in such capacity, the “Initial Purchasers”) and WFB, with respect to the sale of the Privately Offered Certificates (as defined below), that is also scheduled to occur on or about the Closing Date. The Privately Offered Certificates will be sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

On or about the Closing Date, the Registrant is expected to cause the issuance of the BANK5 2025-5YR18 Commercial Mortgage Pass-Through Certificates, Series 2025-5YR18 (the “Certificates”) and the creation of an uncertificated interest (the “RR Interest”, and together with the Class RR Certificates, the “VRR Interest”) in the Issuing Entity (as defined below) representing the right to receive a specified percentage of certain amounts collected on the Mortgage Loans (as defined below), net of all expenses of the Issuing Entity, in each case, pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1 and dated and effective as of December 1, 2025 (the “Pooling and Servicing Agreement”), between the Registrant, as depositor, Trimont LLC, as master servicer, K-Star Asset Management LLC, as special servicer, Deutsche Bank National Trust Company, as trustee, Computershare Trust Company, National Association, as certificate administrator, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The Certificates and the RR Interest will represent, in the aggregate, the entire beneficial ownership in the BANK5 2025-5YR18 (the “Issuing Entity”), a common law trust to be formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The Issuing Entity’s primary assets will be a pool of twenty-nine (29) commercial and multifamily mortgage loans (the “Mortgage Loans”). Certain of the Mortgage Loans will be acquired by the Registrant from Wells Fargo Bank, National Association (“Wells Fargo”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated and effective as of November 19, 2025, between the Registrant and Wells Fargo; certain of the Mortgage Loans will be acquired by the Registrant from JPMorgan Chase Bank, National Association (“JPMCB”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated and effective as of November 19, 2025, between the Registrant and JPMCB; certain of the Mortgage Loans will be acquired by the Registrant from Morgan Stanley Mortgage Capital Holdings LLC (“MSMCH”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated and effective as of November 19, 2025, between the Registrant and MSMCH; and certain of the Mortgage Loans will be acquired by the Registrant from Bank of America, National Association (“Bank of America”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.4 and dated and effective as of November 19, 2025, between the Registrant and Bank of America.

The Certificates will consist of the following classes (each, a “Class”), designated as (i) the Class A-1, Class A-2, Class A-3, Class X-A, Class X-B, Class A-S and Class B Certificates, having an aggregate initial certificate balance of $571,531,000 (collectively, the “Publicly Offered Certificates”) and (ii) the Class X-F, Class X-G, Class X-H, Class X-J, Class C, Class C-1, Class C-2, Class C-X1, Class C-X2, Class D, Class D-1, Class D-2, Class D-X1, Class D-X2, Class E, Class E-1, Class E-2, Class E-X1, Class E-X2, Class F, Class G, Class H, Class J and Class R Certificates, having an aggregate initial certificate balance of $102,841,969 (collectively, the “Privately Offered Certificates”).

The assets of the Issuing Entity will include several Mortgage Loans each of which is a part of a Whole Loan. Each Whole Loan is governed by a co-lender, intercreditor or similar agreement (each, an “Intercreditor

Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Prospectus described below. Each Intercreditor Agreement is attached as an exhibit hereto as described in the following table. Moreover, certain of such Whole Loans will not be serviced pursuant to the Pooling and Servicing Agreement but will instead be serviced pursuant to a different servicing agreement (each, a “Non-Serviced PSA”). Each such Non-Serviced PSA is attached as an exhibit hereto as described in the following table. For a description of the servicing of the affected Whole Loans under such Non-Serviced PSAs, see “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus described below.

Name of Mortgage Loan/Whole Loan	Intercreditor Agreement	Non-Serviced PSA (if any)
205 East 42nd Street	Exhibit 99.8	N/A
Rosedale Apartments	Exhibit 99.9	N/A
Marriott Melville	Exhibit 99.10	N/A
International Plaza	Exhibit 99.11	Exhibit 99.5
Capital Storage Portfolio	Exhibit 99.12	N/A(1)
Mall at Bay Plaza	Exhibit 99.13	N/A(1)
1010 Pacific Street	Exhibit 99.14	Exhibit 99.6
Terra Apartments	Exhibit 99.15	Exhibit 99.7

(1)	Each of the Capital Storage Portfolio Whole Loan and the Mall at Bay Plaza Whole Loan will be serviced under the Pooling and Servicing Agreement until the securitization of the related Servicing Shift Lead Note, after which the subject Whole Loan will be serviced pursuant to the pooling and servicing agreement for such securitization.

The funds that will be used by the Registrant to pay the purchase price for the Mortgage Loans will be derived from the proceeds of (i) the sale of the Publicly Offered Certificates by the Registrant to the Underwriters pursuant to the Underwriting Agreement and (ii) the sale of the Privately Offered Certificates by the Registrant to the Initial Purchasers pursuant to the Certificate Purchase Agreement.

The Publicly Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus (the “Prospectus”) dated November 20, 2025 and filed with the Securities and Exchange Commission on November 21, 2025. In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of the date of the Prospectus.

The related registration statement (file no. 333-282099) was originally declared effective on December 2, 2024.

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Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits:

	1.1	Underwriting Agreement, dated as of November 19, 2025, between Wells Fargo Commercial Mortgage Securities, Inc., Wells Fargo Bank, National Association, Wells Fargo Securities, LLC, J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC, BofA Securities, Inc., Academy Securities, Inc., Drexel Hamilton, LLC and Siebert Williams Shank & Co., LLC.
	4.1	Pooling and Servicing Agreement, dated and effective as of December 1, 2025, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Trimont LLC, as master servicer, K-Star Asset Management LLC, as special servicer, Deutsche Bank National Trust Company, as trustee, Computershare Trust Company, National Association, as certificate administrator, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
	36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated November 20, 2025.
	99.1	Mortgage Loan Purchase Agreement, dated and effective as of November 19, 2025, between Wells Fargo Bank, National Association and Wells Fargo Commercial Mortgage Securities, Inc.
	99.2	Mortgage Loan Purchase Agreement, dated and effective as of November 19, 2025, between JPMorgan Chase Bank, National Association and Wells Fargo Commercial Mortgage Securities, Inc.
	99.3	Mortgage Loan Purchase Agreement, dated and effective as of November 19, 2025, between Morgan Stanley Mortgage Capital Holdings LLC and Wells Fargo Commercial Mortgage Securities, Inc.
	99.4	Mortgage Loan Purchase Agreement, dated and effective as of November 19, 2025, between Bank of America, National Association and Wells Fargo Commercial Mortgage Securities, Inc.
	99.5	Trust and Servicing Agreement, dated as of November 5, 2025, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Trimont LLC, as servicer, KeyBank National Association, as special servicer, Computershare Trust Company, National Association, as certificate administrator, Deutsche Bank National Trust Company, as trustee, and Pentalpha Surveillance LLC, as operating advisor, relating to the INT 2025-PLAZA Commercial Mortgage Trust 2025-PLAZA Commercial Mortgage Pass-Through Certificates, Series 2025-PLAZA.
	99.6	Pooling and Servicing Agreement, dated as of October 1, 2025, between GS Mortgage Securities Corporation II, as depositor, Trimont LLC, as master servicer, Torchlight Loan Services, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, relating to the issuance of the Benchmark 2025-V18 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2025-V18.
	99.7	Pooling and Servicing Agreement, dated as of November 1, 2025, between Morgan Stanley Capital I Inc., as depositor, Trimont LLC, as master servicer, LNR Partners, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator, Deutsche Bank National Trust Company, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, relating to the issuance of the Morgan Stanley Bank of America Merrill Lynch Trust 2025-5C2 Commercial Mortgage Pass-Through Certificates, Series 2025-5C2.

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99.8	Co-Lender Agreement, dated as of August 8, 2025, by and between JPMorgan Chase Bank, National Association, as Initial Note A-1 Holder and Initial Note A-2 Holder, relating to the 205 East 42nd Street Whole Loan.
99.9	Agreement Between Note Holders, dated as of October 27, 2025, by and between Bank of America, N.A., as Initial Note A-1 Holder and Initial Note A-2 Holder, relating to the Rosedale Apartments Whole Loan.
99.10	Co-Lender Agreement, dated as of November 20, 2025, by and between JPMorgan Chase Bank, National Association, as Note A-1 Holder and Note A-2 Holder, relating to the Marriott Melville Whole Loan.
99.11	Co-Lender Agreement, dated as of October 9, 2025, by and among Wells Fargo Bank, National Association, as Initial Note A-1-1 Holder, Initial Note A-2-1 Holder, Initial Note A-3-1 Holder and Initial Note B-1-1 Holder, JPMorgan Chase Bank, National Association, as Initial Note A-1-3 Holder, Initial Note A-2-3 Holder, Initial Note A-3-3 Holder and Initial Note B-1-3 Holder, and Goldman Sachs Bank USA, as Initial Note A-1-2 Holder, Initial Note A-2-2 Holder, Initial Note A-3-2 Holder and Initial Note B-1-2 Holder, relating to the International Plaza Whole Loan.
99.12	Co-Lender Agreement, dated as of October 1, 2025, by and among Wells Fargo Bank, National Association, as Initial Note A-1 Holder, Initial Note A-2 Holder, Initial Note A-3 Holder and Initial Note A-4 Holder, relating to the Capital Storage Portfolio Whole Loan.
99.13	Agreement Between Note Holders, dated as of November 20, 2025, by and among JPMorgan Chase Bank, National Association, as Initial Note A-1 Holder, Initial Note A-2 Holder and Initial Note A-3 Holder, and JPMorgan Chase Bank, National Association, as Initial Note B Holder, relating to the Mall at Bay Plaza Whole Loan.
99.14	Co-Lender Agreement, dated as of October 17, 2025, by and between Citi Real Estate Funding Inc., as Initial Note A-1 Holder, and Morgan Stanley Bank, N.A., as Initial Note A-2 Holder, relating to the 1010 Pacific Street Whole Loan.
99.15	Agreement Between Note Holders, dated as of September 19, 2025, by and among Morgan Stanley Bank, N.A., as Initial Note A-1 Holder, Initial Note A-2 Holder and Initial Note A-3 Holder, and Morgan Stanley Mortgage Capital Holdings LLC, as Initial Agent, relating to the Terra Apartments Whole Loan.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS FARGO COMMERCIAL MORTGAGE SECURITIES, INC.

By:	/s/ Lee Green
Name: Lee Green
Title: Managing Director

Dated: November 21, 2025

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Exhibit Index

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of November 19, 2025, between Wells Fargo Commercial Mortgage Securities, Inc., Wells Fargo Bank, National Association, Wells Fargo Securities, LLC, J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC, BofA Securities, Inc., Academy Securities, Inc., Drexel Hamilton, LLC and Siebert Williams Shank & Co., LLC.
4.1	Pooling and Servicing Agreement, dated and effective as of December 1, 2025, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Trimont LLC, as master servicer, K-Star Asset Management LLC, as special servicer, Deutsche Bank National Trust Company, as trustee, Computershare Trust Company, National Association, as certificate administrator, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated November 20, 2025.
99.1	Mortgage Loan Purchase Agreement, dated and effective as of November 19, 2025, between Wells Fargo Bank, National Association and Wells Fargo Commercial Mortgage Securities, Inc.
99.2	Mortgage Loan Purchase Agreement, dated and effective as of November 19, 2025, between JPMorgan Chase Bank, National Association and Wells Fargo Commercial Mortgage Securities, Inc.
99.3	Mortgage Loan Purchase Agreement, dated and effective as of November 19, 2025, between Morgan Stanley Mortgage Capital Holdings LLC and Wells Fargo Commercial Mortgage Securities, Inc.
99.4	Mortgage Loan Purchase Agreement, dated and effective as of November 19, 2025, between Bank of America, National Association and Wells Fargo Commercial Mortgage Securities, Inc.
99.5	Trust and Servicing Agreement, dated as of November 5, 2025, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Trimont LLC, as servicer, KeyBank National Association, as special servicer, Computershare Trust Company, National Association, as certificate administrator, Deutsche Bank National Trust Company, as trustee, and Pentalpha Surveillance LLC, as operating advisor, relating to the INT 2025-PLAZA Commercial Mortgage Trust 2025-PLAZA Commercial Mortgage Pass-Through Certificates, Series 2025-PLAZA.
99.6	Pooling and Servicing Agreement, dated as of October 1, 2025, between GS Mortgage Securities Corporation II, as depositor, Trimont LLC, as master servicer, Torchlight Loan Services, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, relating to the issuance of the Benchmark 2025-V18 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2025-V18.
99.7	Pooling and Servicing Agreement, dated as of November 1, 2025, between Morgan Stanley Capital I Inc., as depositor, Trimont LLC, as master servicer, LNR Partners, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator, Deutsche Bank National Trust Company, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, relating to the issuance of the Morgan Stanley Bank of America Merrill Lynch Trust 2025-5C2 Commercial Mortgage Pass-Through Certificates, Series 2025-5C2.

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99.8	Co-Lender Agreement, dated as of August 8, 2025, by and between JPMorgan Chase Bank, National Association, as Initial Note A-1 Holder and Initial Note A-2 Holder, relating to the 205 East 42nd Street Whole Loan.
99.9	Agreement Between Note Holders, dated as of October 27, 2025, by and between Bank of America, N.A., as Initial Note A-1 Holder and Initial Note A-2 Holder, relating to the Rosedale Apartments Whole Loan.
99.10	Co-Lender Agreement, dated as of November 20, 2025, by and between JPMorgan Chase Bank, National Association, as Note A-1 Holder and Note A-2 Holder, relating to the Marriott Melville Whole Loan.
99.11	Co-Lender Agreement, dated as of October 9, 2025, by and among Wells Fargo Bank, National Association, as Initial Note A-1-1 Holder, Initial Note A-2-1 Holder, Initial Note A-3-1 Holder and Initial Note B-1-1 Holder, JPMorgan Chase Bank, National Association, as Initial Note A-1-3 Holder, Initial Note A-2-3 Holder, Initial Note A-3-3 Holder and Initial Note B-1-3 Holder, and Goldman Sachs Bank USA, as Initial Note A-1-2 Holder, Initial Note A-2-2 Holder, Initial Note A-3-2 Holder and Initial Note B-1-2 Holder, relating to the International Plaza Whole Loan.
99.12	Co-Lender Agreement, dated as of October 1, 2025, by and among Wells Fargo Bank, National Association, as Initial Note A-1 Holder, Initial Note A-2 Holder, Initial Note A-3 Holder and Initial Note A-4 Holder, relating to the Capital Storage Portfolio Whole Loan.
99.13	Agreement Between Note Holders, dated as of November 20, 2025, by and among JPMorgan Chase Bank, National Association, as Initial Note A-1 Holder, Initial Note A-2 Holder and Initial Note A-3 Holder, and JPMorgan Chase Bank, National Association, as Initial Note B Holder, relating to the Mall at Bay Plaza Whole Loan.
99.14	Co-Lender Agreement, dated as of October 17, 2025, by and between Citi Real Estate Funding Inc., as Initial Note A-1 Holder, and Morgan Stanley Bank, N.A., as Initial Note A-2 Holder, relating to the 1010 Pacific Street Whole Loan.
99.15	Agreement Between Note Holders, dated as of September 19, 2025, by and among Morgan Stanley Bank, N.A., as Initial Note A-1 Holder, Initial Note A-2 Holder and Initial Note A-3 Holder, and Morgan Stanley Mortgage Capital Holdings LLC, as Initial Agent, relating to the Terra Apartments Whole Loan.

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